UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: December 6, 2013
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AMR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

AMR Corporation, the parent company of American Airlines, Inc., issued a press release on December 6, 2013 reporting November revenue and traffic results. The press release is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number                Description

99.1	Press Release dated December 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: December 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: December 6, 2013

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

Exhibit 99.1

Contact:	Sean Collins
Media Relations
817 967 1577
mediarelations@aa.com

FOR RELEASE: Friday, December 6, 2013

AMR CORPORATION REPORTS NOVEMBER 2013 REVENUE AND TRAFFIC RESULTS

Consolidated Traffic Decreased 1.1 Percent

FORT WORTH, Texas - AMR Corporation today reported November 2013 consolidated revenue and traffic results for its principal subsidiary, American Airlines, Inc., and its wholly owned subsidiary, AMR Eagle Holding Corporation.

November's consolidated passenger revenue per available seat mile (PRASM) increased an estimated 1.0 percent versus the same period last year. The year-over-year PRASM comparison was impacted by approximately 3.3 percentage points from reduced revenues in November 2012 associated with weather-related and operational disruptions that impacted bookings last year.

Consolidated traffic decreased 1.1 percent on a 1.8 percent increase in capacity year-over-year, resulting in a consolidated load factor of 78.4 percent, 2.3 points lower than the same period last year.

Domestic traffic was 3.6 percent lower year-over-year on 0.5 percent less capacity, resulting in a domestic load factor of 80.2 percent, 2.6 points lower compared to the same period last year.

International load factor of 76.8 percent was 2.1 points lower year-over-year, as traffic increased 1.9 percent on 4.8 percent more capacity. The Latin entity recorded the highest load factor of 77.4 percent, a decrease of 1.0 points versus November 2012.

On a consolidated basis, the company boarded 8.4 million passengers in November.

The Company's Results Are Detailed Below:

AMR Preliminary Results Summary
November 2013 consolidated PRASM (cents/ASM)	12.77
November 2013 consolidated year-over-year PRASM change	1.0%
November 2013 consolidated fuel price including effective hedges & taxes (dollars/gallon)	$3.00

Exhibit 99.1

AMR TRAFFIC SUMMARY
INCLUDES CHARTER SERVICES

	NOVEMBER				Year-to-Date
	2013	2012	Change		2013	2012	Change
REVENUE PASSENGER MILES (000)
Domestic	5,745,793	5,958,470	(3.6)%		68,929,597	68,995,953	(0.1)%
International	3,962,433	3,886,943	1.9		48,510,429	46,938,338	3.3
Atlantic	1,292,330	1,199,470	7.7		17,041,322	17,173,445	(0.8)
Latin America	2,074,906	2,110,323	(1.7)		24,195,220	22,858,509	5.8
Pacific	595,197	577,149	3.1		7,273,887	6,906,384	5.3

Mainline	9,708,226	9,845,413	(1.4)		117,440,027	115,934,291	1.3
Regional	838,399	816,946	2.6		9,575,394	9,383,898	2.0
Consolidated	10,546,625	10,662,359	(1.1)		127,015,421	125,318,188	1.4

AVAILABLE SEAT MILES (000)
Domestic	7,162,303	7,197,703	(0.5)%		81,838,559	82,244,420	(0.5)%
International	5,161,040	4,924,881	4.8		59,539,080	57,401,527	3.7
Atlantic	1,686,689	1,501,200	12.4		20,331,044	20,736,666	(2.0)
Latin America	2,679,104	2,690,901	(0.4)		30,312,306	28,287,615	7.2
Pacific	795,247	732,780	8.5		8,895,730	8,377,246	6.2

Mainline	12,323,343	12,122,584	1.7		141,377,639	139,645,947	1.2
Regional	1,129,260	1,096,002	3.0		12,714,116	12,480,254	1.9
Consolidated	13,452,603	13,218,586	1.8		154,091,755	152,126,201	1.3

LOAD FACTOR
Domestic	80.2	82.8	(2.6)	Pts	84.2	83.9	0.3	Pts
International	76.8	78.9	(2.1)		81.5	81.8	(0.3)
Atlantic	76.6	79.9	(3.3)		83.8	82.8	1.0
Latin America	77.4	78.4	(1.0)		79.8	80.8	(1.0)
Pacific	74.8	78.8	(3.9)		81.8	82.4	(0.7)

Mainline	78.8	81.2	(2.4)		83.1	83.0	0.0
Regional	74.2	74.5	(0.3)		75.3	75.2	0.1
Consolidated	78.4	80.7	(2.3)		82.4	82.4	0.1

PASSENGERS BOARDED
Mainline	6,686,010	6,893,748	(3.0)%		79,654,220	79,243,992	0.5%
Regional	1,744,517	1,733,127	0.7		19,929,682	19,755,223	0.9
Consolidated	8,430,527	8,626,875	(2.3)		99,583,902	98,999,215	0.6

SYSTEM CARGO TON MILES (000)
Total	169,203	145,028	16.7%		1,667,693	1,611,925	3.5%

Notes: Regional data includes operations by wholly owned subsidiaries of AMR, and operations performed by third parties under executed air service agreements. All load factor and year-over-year change figures have been rounded to the nearest tenth. Beginning with the June 2013 traffic release, data includes charter services.

Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Statements and Information
This news release could be viewed as containing forward-looking statements or information. Actual results may differ materially from the results suggested by the statements and information contained herein for a number of reasons, including, but not limited to, risks related to the pending merger, the company's ability to secure financing for all of its scheduled aircraft deliveries, the impact of the restructuring of the company and certain of its U.S. subsidiaries, the company's ability to refinance, extend or repay its near and intermediate term debt, the company's substantial level of indebtedness and related interest rates, the potential impact of volatile and rising fuel prices, impairments and restructuring charges, and the potential impact of labor unrest. Because of the company's restructuring, there can be no assurance as to the future value of the company's or any of its subsidiaries' securities, including the company’s common stock. Accordingly, the company urges that caution be exercised with respect to existing and future investments in any of these securities (including the company’s common stock) or other claims. Readers are referred to the documents filed by the company with the Securities and Exchange Commission, including the company's Form 10-K for the period ended December 31, 2012, as amended by its Form 10-K/A filed April 16, 2013, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this news release. The company disclaims any obligation to update any forward-looking statement or information.

About American Airlines
American Airlines focuses on providing an exceptional travel experience across the globe, serving more than 270 airports in nearly 50 countries and territories. American’s fleet of nearly 900 aircraft fly an average of more than 3,500 daily flights worldwide from hubs in Chicago, Dallas/Fort Worth, Los Angeles, Miami and New York. American flies to nearly 100 international locations including important markets such as London, Madrid, Sao Paulo and Tokyo. With more than 500 new planes scheduled to join the fleet, including continued deliveries of the Boeing 737 family of aircraft and new additions such as the Boeing 777-300ER and the Airbus A320 family of aircraft, American is building toward the youngest and most modern fleet among major U.S. carriers. American's website, aa.com®, provides customers with easy access to check and book fares, and personalized news, information and travel offers. American's AAdvantage® program, voted Airline Program of the Year at the 2013 Freddie Awards, lets members earn miles for travel and everyday purchases and redeem miles for flights to almost 950 destinations worldwide, as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. The airline also offers nearly 40 Admirals Club® locations worldwide providing comfort, convenience, and an environment with a full range of services making it easy for customers to stay productive without interruption. American is a founding member of the oneworld® alliance, which brings together some of the best and biggest airlines in the world, including global brands like British Airways, Cathay Pacific, Iberia Airlines, Japan Airlines, LAN and Qantas. Together, its members serve nearly 900 destinations served by more than 10,000 daily flights to more than 150 countries. Connect with American on Twitter @AmericanAir or Facebook.com/AmericanAirlines. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.

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